Exhibit 32.1

            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Nortia Capital Partners, Inc. (the "Company"), on Form 10-QSB for the period ending January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William J. Bosso, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted
Pursuant to Section 906 of the Sarbanes Oxley Act of 2002,

        i. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ WILLIAM J. BOSSO
--------------------------------------
William J. Bosso, Chief Executive Officer
Date:   March 14, 2008